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                                                                    Exhibit 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 (Nos. 33-99960, 33-86019, 33-45147, 33-45146 and
333-16489) of Allied Healthcare Products, Inc. of our report dated September 26, 2003, relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

/s/ PriceWaterhouseCoopers LLP
St. Louis, Missouri
SEPTEMBER 28, 2005